UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07354

Name of Fund: BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer,  BlackRock Investment Quality

Municipal Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2018

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and evolving global central bank policies. During the 12 months ended October 31, 2017, municipal bond funds experienced net outflows of approximately $3 billion (based on data from the Investment Company Institute). The asset class came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though expectation that tax reform was likely to be delayed or watered down quickly eased investor concerns.

For the same 12-month period, total new issuance remained healthy from a historical perspective at $376 billion (though well below the robust $441 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 51%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.	S&P Municipal Bond Index
Total Returns as of October 31, 2017
6 months: 2.22%
12 months: 1.80%

A Closer Look at Yields

From October 31, 2016 to October 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.56% to 2.83%, while 10-year rates rose by 28 bps from 1.73% to 2.01% and 5-year rates increased 29 bps from 1.13% to 1.42% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened modestly over the 12-month period with the spread between 2- and 30-year maturities steepening by just 2 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of October 31, 2017	BlackRock Investment Quality Municipal Trust, Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2017 ($14.61)(a)	5.09%
Tax Equivalent Yield(b)	8.99%
Current Monthly Distribution per Common Share(c)	$0.062
Current Annualized Distribution per Common Share(c)	$0.744
Economic Leverage as of October 31, 2017(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	2.63%	5.69%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Portfolio income, enhanced by leverage, produced the largest positive contribution to performance in a period characterized by a mild decline in municipal bond yields. (Prices and yields move in opposite directions.)

•	The Trust’s positions in longer-term bonds contributed positively. From a sector perspective, allocations to the tobacco, corporate and tax-backed (state) sectors contributed as yield spreads generally tightened in those areas. Municipal bonds subject to the AMT, which outperformed in anticipation of possible tax law changes, also performed well. Exposure to lower-rated issues was a further contributor. Positions in lower-coupon bonds, which tend to have above-average interest-rate sensitivity, added value as well.

•	The Trust utilized a mix of U.S. Treasury futures contracts to help manage the risk of rising interest rates. This strategy did not have a material effect on performance.

•	Holdings on the shorter end of the yield curve, while producing positive returns, lagged somewhat due to the increase in short-term yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$14.61	$14.59	0.14%	$15.75	$14.55
Net Asset Value	$15.87	$15.39	3.12%	$16.08	$15.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Health	21%	23%
County/City/Special District/School District	19	15
Transportation	16	14
Education	15	16
Utilities	9	9
State	8	12
Tobacco	6	5
Corporate	6	6

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	4%
2018	5
2019	5
2020	7
2021	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	5%	5%
AA/Aa	38	43
A	31	29
BBB/Baa	15	15
BB/Ba	3	3
B	2	1
N/R(b)	6	4

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of October 31, 2017	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2017 ($11.94)(a)	5.48%
Tax Equivalent Yield(b)	9.68%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Economic Leverage as of October 31, 2017(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	5.20%	5.08%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Concentrations in longer-dated securities maturing in the 20-year range and longer contributed to Trust performance. The Trust’s use of leverage also boosted returns by enhancing income and amplifying the effect of rising bond prices.

•	The Trust’s allocation to BBB-rated investment-grade debt aided results, as did its positions in bonds rated below investment grade. Positions in the health care and project finance sectors further helped performance.

•	The Trust utilized a mix of U.S. Treasury futures contracts to help manage the risk of rising interest rates. This strategy was tactically adjusted throughout the period, resulting in a modestly negative contribution to performance.

•	Positions in shorter-dated bonds, including high-quality pre-refunded securities, hurt results at a time in which shorter-term bonds lagged. The Trust’s more-seasoned holdings also detracted due to the premium amortization that occurred as the bonds approached their call and maturity dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.) Additionally, positions in higher-quality securities underperformed relative to lower-quality issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$11.94	$11.66	2.40%	$12.54	$11.55
Net Asset Value	$12.55	$12.27	2.28%	$12.67	$12.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
County/City/Special District/School District	21%	16%
Health	17	19
Education	12	11
Utilities	11	13
Tobacco	10	10
Transportation	10	15
State	8	7
Corporate	7	6
Housing	4	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	7%
2018	3
2019	16
2020	12
2021	17

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	5%	5%
AA/Aa	40	40
A	10	12
BBB/Baa	20	21
BB/Ba	7	6
B	7	6
N/R(b)	11	10

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of October 31, 2017	BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and to return $15 per Common Share (the initial public offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. No assurance can be given that the Trust will achieve its investment objectives, including its objective of returning $15.00 per Common Share.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2017 ($15.34)(a)	3.09%
Tax Equivalent Yield(b)	5.46%
Current Monthly Distribution per Common Share(c)	$0.0395
Current Annualized Distribution per Common Share(c)	$0.4740
Economic Leverage as of October 31, 2017(d)	1%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BKK(a)(b)	(0.93)%	1.46%
Lipper Intermediate Municipal Debt Funds(c)	1.06%	3.01%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Trust’s returns were modest during the period. Its gain was primarily derived from income, since prices on short-term bonds — the area in which the Trust primarily invests — fell slightly. (Prices and yields move in opposite directions.)

•	Higher short-term rates lead to higher funding costs for leverage, negatively impacting the level of income in the Trust. As bonds were called and matured in the portfolio, the investment adviser used the cash proceeds to reduce leverage further.

•	The Trust’s more-seasoned holdings, which produce generous yields compared to current market rates, were additive to performance. At the sector level, tax-exempt corporate, transportation and health care issues were positive contributors to performance.

•	Geographically, positive returns were driven by exposure to Illinois and New Jersey bonds. Illinois passed its budget and moved closer to achieving fiscal balance and seeing a stabilization of its credit rating. In New Jersey, legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds helped stabilize its credit rating and contributed to positive returns for the New Jersey credits held in the Trust.

•	The Trust had a higher-than-average cash and cash equivalent position at period end. Given the flat rate structure at the front-end of the yield curve, bond proceeds from bond calls and maturities were invested in cash equivalent securities that contributed positively to performance.

•	Reinvestment was a drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•	The Trust’s holdings in short-term, pre-refunded bonds, while producing positive returns, lagged somewhat due to the premium amortization that occurred as the bonds approached their call and maturity dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$15.34	$15.73	(2.48)%	$15.95	$15.19
Net Asset Value	$15.58	$15.60	(0.13)%	$15.68	$15.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Utilities	18%	18%
Transportation	17	17
County/City/Special District/School District	14	16
Health	14	12
State	15	14
Education	11	11
Corporate	5	6
Tobacco	4	4
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	—
2018	5%
2019	20
2020	57
2021	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes money market funds.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	6%	5%
AA/Aa	27	33
A	38	31
BBB/Baa	16	17
BB/Ba	4	3
B	1	1
CCC	—	1
N/R(b)	8	9

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of October 31, 2017	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2017 ($14.07)(a)	5.54%
Tax Equivalent Yield(b)	9.79%
Current Monthly Distribution per Common Share(c)	$0.065
Current Annualized Distribution per Common Share(c)	$0.780
Economic Leverage as of October 31, 2017(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	3.27%	4.27%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Trust’s positions in longer-dated securities made the largest contribution to performance, as bonds in the 20- to 40-year maturity range outpaced the broader market.

•	Investments in lower-rated securities within the investment-grade market benefited performance at a time of robust investor risk appetites. Credit spreads narrowed considerably amid strong fund flows and investors’ ongoing search for yield.

•	At the sector level, the largest contributions came from state and local tax-backed, transportation and utilities issues.

•	Investments in high-quality, pre-refunded securities in the one- to five-year range declined in value amid the upward pressure on short-term interest rates fostered by the ongoing normalization of monetary policy. These positions, which the Trust acquired in a higher-rate environment, were retained due to their above average income.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on Trust returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$14.07	$14.00	0.50%	$14.72	$13.96
Net Asset Value	$14.45	$14.24	1.47%	$14.62	$14.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
County/City/Special District/School District	22%	14%
Transportation	18	23
Health	14	13
Utilities	13	15
State	11	11
Tobacco	7	7
Education	7	10
Corporate	7	7
Housing	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	5%
2018	4
2019	16
2020	14
2021	15

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	6%	8%
AA/Aa	43	44
A	18	16
BBB/Baa	21	20
BB/Ba	4	4
B	2	2
N/R(b)	6	6

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of October 31, 2017	BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2017 ($13.82)(a)	5.64%
Tax Equivalent Yield(b)	9.96%
Current Monthly Distribution per Common Share(c)	$0.065
Current Annualized Distribution per Common Share(c)	$0.780
Economic Leverage as of October 31, 2017(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	3.91%	4.38%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospectus for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Concentrations in longer-dated securities maturing in the 20-year range and longer contributed to performance. The Trust’s use of leverage also boosted returns by enhancing income and amplifying the effect of rising bond prices.

•	The Trust’s allocation to BBB-rated investment-grade debt aided results, as did its positions in bonds rated below investment grade. Positions in the transportation and tax-backed (state) sectors further helped performance, highlighted by the strong showing of New Jersey and Illinois issues.

•	The Trust utilized a mix of U.S. Treasury futures contracts to help manage the risk of rising interest rates. This strategy was tactically adjusted throughout the period, resulting in a modestly positive contribution to performance.

•	Positions in shorter-dated bonds, including high-quality pre-refunded securities, hurt results at a time in which shorter-term bonds lagged. The Trust’s more-seasoned holdings also detracted due to the premium amortization that occurred as the bonds approached their call and maturity dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.) Additionally, positions in higher-quality securities underperformed relative to lower-quality issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$13.82	$13.67	1.10%	$15.49	$13.55
Net Asset Value	$14.43	$14.21	1.55%	$14.60	$14.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
County/City/Special District/School District	22%	16%
Transportation	17	24
Health	16	16
Education	11	9
Utilities	9	12
State	9	10
Corporate	9	7
Tobacco	5	5
Housing	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	3%
2018	6
2019	17
2020	11
2021	13

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	5%	6%
AA/Aa	39	43
A	19	17
BBB/Baa	21	20
BB/Ba	4	4
B	2	2
N/R(b)	10	8

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

TRUST SUMMARY	15

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.9%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/33	$760	$878,879
Opelika Utilities Board, Refunding RB, 4.00%, 6/01/41	1,540	1,612,411

		2,491,290
Arizona — 6.5%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,509,682
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45(a)	455	469,283
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 7/01/21(b)	680	762,885
4.75%, 7/01/31	3,070	3,356,523
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,250,932
5.00%, 12/01/37	4,585	5,585,814
University Medical Center Corp., RB, 6.50%, 7/01/19(b)	750	814,620
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21(b)	1,600	1,860,064

		17,609,803
Arkansas — 2.0%
City of Benton Arkansas, RB, 4.00%, 6/01/39	755	793,316
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,303,387
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,645	2,740,432
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	514,625

		5,351,760
California — 20.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,587,017
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A, 3.00%, 3/01/39	1,130	1,021,723
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	3,330	3,459,570
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34(c)	1,500	1,658,085
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 3/01/42	2,460	2,539,261
Series A-1, 5.75%, 3/01/34	3,000	3,387,570
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	1,985	1,984,940
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34(c)	2,475	2,533,658
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38(d)	12,000	5,381,760
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30(d)	2,270	1,555,177
0.00%, 8/01/33(d)	4,250	1,742,798
0.00%, 8/01/39(c)	4,000	3,742,840
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33(c)	4,200	4,933,110
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,289,900
4.00%, 10/01/44	2,520	2,653,686

Security	Par (000)	Value
California (continued)
State of California, GO, Various Purposes:
5.75%, 4/01/31	$3,000	$3,201,300
6.00%, 3/01/33	2,270	2,526,873
6.50%, 4/01/33	2,900	3,121,212
5.50%, 3/01/40	3,650	4,002,480
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 6/01/46	495	495,842

		54,818,802
Colorado — 0.2%
Rampart Range Metropolitan District No. 1, Refunding RB, (AGM), 5.00%, 12/01/47	420	476,935

Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,017,041

Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,906,236
Delaware Transportation Authority, RB:
5.00%, 6/01/45	2,000	2,281,020
U.S. 301 Project, 5.00%, 6/01/55	1,430	1,610,209

		5,797,465
Florida — 7.1%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	900	938,151
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/47	1,085	1,290,933
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32(d)	5,000	2,847,850
CAB, Subordinate Special Obligation, 0.00%, 10/01/33(d)	15,375	8,341,091
Series B, AMT, 6.00%, 10/01/32	3,000	3,543,090
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	1,895	2,182,775
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	212,500

		19,356,390
Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB:
Hawaiian Electric Co., Inc. AMT, 4.00%, 3/01/37	2,770	2,857,477
Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	662,952

		3,520,429
Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 3/01/39	3,000	3,287,850

Illinois — 8.1%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20(e)	5,000	5,458,950
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,400	2,500,848
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	1,735	1,919,621

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, Senior Lien, Series D, AMT, 5.00%, 1/01/42	$770	$866,273
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,073,060
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 5/15/39	435	466,781
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,594,170
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,288,450
6.00%, 6/01/28	1,700	1,915,594
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,040,150

		22,123,897
Kansas — 2.9%
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 9/01/39	1,085	1,259,642
5.00%, 9/01/39	4,915	5,454,126
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 1/01/20(b)	1,005	1,085,872
5.00%, 1/01/28	150	159,870

		7,959,510
Kentucky — 6.8%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 6/01/37	4,000	4,529,960
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 4.00%, 10/01/35	870	896,988
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,685,226
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23(d)	8,500	7,295,380
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
0.00%, 7/01/34	1,000	887,530
0.00%, 7/01/39	1,395	1,219,746

		18,514,830
Louisiana — 1.9%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	2,015,665
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,764,992
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	647,490
West Baton Rouge Parish School District No. 3, GO, (AGM):
5.00%, 3/01/36	225	259,004
5.00%, 3/01/37	425	488,491

		5,175,642
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	260	263,421
5.25%, 7/01/44	260	262,759

		526,180
Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 1/01/47	1,010	1,129,534
5.25%, 1/01/42	900	1,034,703

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
Emmanuel College Issue, Series A, 4.00%, 10/01/46	$1,380	$1,395,456
International Charter School, 5.00%, 4/15/40	600	648,360
Suffolk University, 4.00%, 7/01/39	1,375	1,402,596

		5,610,649
Michigan — 3.7%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	385,434
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	2,305	2,352,391
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,297,948
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18(b)	2,750	2,912,525
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	60	62,855

		10,011,153
Minnesota — 2.9%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 5/01/37	1,405	1,438,467
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,905	2,001,945
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 7/01/52(a)	305	309,313
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 1/01/41	460	521,778
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 5/01/40	1,895	1,896,933
College of St. Benedict, Series 8-K, 5.00%, 3/01/37	1,055	1,200,073
College of St. Benedict, Series 8-K, 4.00%, 3/01/43	615	624,127

		7,992,636
Mississippi — 2.1%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	670,962
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/21(b)	1,910	2,145,216
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,818,628

		5,634,806
Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,437,885
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	556,880
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	508,541
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	848,063
Heartland Regional Medical Center, 4.13%, 2/15/43	700	722,673
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,701,405
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 6/01/42	860	976,203
5.00%, 6/01/47	1,230	1,389,740

		8,141,390

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nebraska — 2.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	$900	$979,083
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	664,158
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 3.00%, 5/15/46	3,075	2,682,784
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,852,458
4.00%, 1/01/44	600	612,678

		7,791,161
Nevada — 0.6%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,591,935
Nevada Department of Business & Industry, RB, Series A, 5.00%, 7/15/37(a)	125	128,694

		1,720,629
New Jersey — 8.2%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37(f)(g)	1,510	15,855
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,335	1,461,651
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	990	1,125,086
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 7/01/42	300	332,592
School Facilities Construction Bonds, Series DDD, 5.00%, 6/15/42	160	171,477
New Jersey Educational Facilities Authority, Refunding RB, College of New Jersey, Series G, 3.50%, 7/01/31	1,150	1,169,332
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A:
RWJ Barnabas Health Obligated Group, 4.00%, 7/01/43	2,955	3,066,876
St. Barnabas Health Care System, 4.63%, 7/01/21(b)	770	860,421
St. Barnabas Health Care System, 5.63%, 7/01/21(b)	2,560	2,951,859
St. Barnabas Health Care System, 5.00%, 7/01/25	500	566,900
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,780	3,130,197
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,600	710,592
Transportation Program, Series AA, 5.00%, 6/15/45	1,350	1,439,680
Transportation Program, Series AA, 5.00%, 6/15/46	600	639,450
Transportation System, Series A, 5.50%, 6/15/41	500	537,750
Transportation System, Series B, 5.50%, 6/15/31	2,000	2,191,800
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	2,115	2,027,439

		22,398,957
New Mexico — 1.1%
New Mexico Finance Authority, RB, Senior Lien, Series A:
3.25%, 6/01/33	865	884,324
3.25%, 6/01/34	1,340	1,357,634
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	680	765,483

		3,007,441
New York — 8.2%
City of New York New York Industrial Development Agency, RB, PILOT: Queens Baseball Stadium
(AGC), 6.50%, 1/01/46	300	317,811
(AMBAC), 5.00%, 1/01/39	1,100	1,120,482
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, 5.00%, 8/01/38	5,000	5,885,750

Security	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(a)	$1,400	$1,448,650
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	1,000	923,550
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,825	1,790,106
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,614,763
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,343,925
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	640	707,450
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 8/01/31	1,905	2,032,711
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	600	600,402
Port Authority of New York & New Jersey, Refunding RB, 195th Series, AMT, 5.00%, 10/01/35	2,200	2,545,576
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 6/01/51	1,160	1,148,017

		22,479,193
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21(b)	720	810,043

Ohio — 1.4%
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	3,000	3,094,980
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project, 6.25%, 1/15/34	500	518,705
StoryPoint Fairfield Project, 6.38%, 1/15/43	275	283,750

		3,897,435
Oklahoma — 1.6%
Norman Oklahoma Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37	1,765	1,789,851
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	924,136
5.00%, 10/01/39	280	321,521
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	1,315	1,445,409

		4,480,917
Oregon — 3.3%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 6/15/38(c)	335	344,581
County of Lane Oregon School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40(d)	1,500	653,100
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project:
3.00%, 9/01/35	630	586,858
3.00%, 9/01/41	950	839,695
Oregon Health & Science University, RB, Series A, 4.00%, 7/01/37	1,075	1,136,791
State of Oregon Facilities Authority, Refunding RB, Legacy Health Project, Series A, 4.00%, 6/01/41	2,610	2,690,414
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 4/01/45	2,485	2,778,081

		9,029,520

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania — 8.6%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	$2,535	$2,646,008
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,306,420
Series D (AGM), 5.00%, 1/01/40	3,640	3,913,400
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31(d)(e)	500	351,925
Pennsylvania Economic Development Financing Authority, Refunding RB:
National Gypsum Co., AMT, 5.50%, 11/01/44	810	858,163
Series A, 4.00%, 11/15/42	3,485	3,551,424
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/36	3,350	3,848,246
Series B, 5.00%, 12/01/40	500	569,735
Sub-Series B-1, 5.00%, 6/01/42	1,970	2,222,396
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 7/01/45	2,000	2,230,360

		23,498,077
Puerto Rico — 1.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,470	1,442,688
5.63%, 5/15/43	1,395	1,366,765

		2,809,453
Rhode Island — 5.4%
Rhode Island Commerce Corp., RB, Airport Corp., Series D:
5.00%, 7/01/41	430	482,095
5.00%, 7/01/46	340	378,488
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 9/15/42	1,485	1,541,430
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 5/15/32	1,845	1,907,841
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	2,710	3,086,554
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/19(b)	1,330	1,408,962
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,062,790
Series B, 4.50%, 6/01/45	2,725	2,730,123
Series B, 5.00%, 6/01/50	2,000	2,063,560

		14,661,843
South Dakota — 0.6%
Dakota Valley School District No. 61-8, GO, Refunding, 3.00%, 7/15/39	1,620	1,528,211

Tennessee — 3.7%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,174,857
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	944,895
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc., 4.00%, 9/01/40	1,285	1,290,641
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,222,407
5.38%, 11/01/28	1,000	1,080,500
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,275,912
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,075	1,208,246

		10,197,458

Security	Par (000)	Value
Texas — 6.9%
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	$5,000	$1,891,500
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,392,346
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38(d)	16,780	6,925,945
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 8/15/24(b)	550	289,927
0.00%, 8/15/35	5,450	2,659,818
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,291,061
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,000	3,385,890

		18,836,487
Utah — 0.4%
Utah State Charter School Finance Authority, Refunding RB:
Mountainville Academy, 4.00%, 4/15/42	600	613,008
The Freedom Academy Foundation Project, 5.25%, 6/15/37(a)	205	206,279
The Freedom Academy Foundation Project, 5.38%, 6/15/48(a)	260	259,015

		1,078,302
Vermont — 0.8%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	1,160	1,217,130
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	850	885,819

		2,102,949
Virginia — 1.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 3/01/36	780	789,929
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,030	990,005
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,440	1,627,992

		3,407,926
Wisconsin — 2.2%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 8/01/35	435	421,519
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Senior Credit Group, 4.00%, 11/15/36	2,900	3,021,394
Medical College of Wisconsin, Inc., 4.00%, 12/01/46	955	984,137
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 7/01/37	1,330	1,513,633

		5,940,683

Total Municipal Bonds — 133.9%		365,095,143

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 5/01/18(b)	5,250	5,351,587

Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Corp., 5.00%, 12/01/45	3,902	4,409,596

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida — 0.9%
Pinellas County School Board, COP, Master Lease Program, Series A, 5.00%, 7/01/41	$2,120	$2,433,060

Georgia — 2.5%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	5,997	6,896,760

Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,688,711

New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36(i)	2,861	3,040,976

New York — 7.7%
City of New York New York, GO, Refunding Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,737,584
City of New York New York Water & Sewer System, RB, Fiscal 2009, Series A:
5.75%, 6/15/18(b)	159	163,242
5.75%, 6/15/40	531	545,889
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,552,541
Series FF-2, 5.50%, 6/15/40	810	865,239
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(i)	1,750	1,988,397
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,072,799
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18(b)	3,359	3,443,076
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,672,075

		21,040,842
Ohio — 1.6%
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series C-1 (AGM), 5.00%, 4/28/18(b)	1,740	1,773,191
Ohio Higher Educational Facility Commission, Refunding RB, Cleveland Clinic Health System, Series A, 5.25%, 1/01/18(b)	2,600	2,613,780

		4,386,971
Texas — 2.1%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 2/15/42	2,609	3,033,586

Security	Shares/Par (000)	Value
Texas (continued)
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,380	$2,682,873

		5,716,459

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.6%		58,964,962

Total Long-Term Investments (Cost — $392,161,911) — 155.5%		424,060,105

Short-Term Securities — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(k)(j)	4,462,977	4,464,316

Total Short-Term Securities (Cost — $4,464,308) — 1.6%		4,464,316

Total Investments (Cost — $396,626,219) — 157.1%		428,524,421
Other Assets Less Liabilities — 1.4%		3,831,043
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(33,678,123)
VMTP Shares, at Liquidation Value — (46.2)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$272,777,341

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2019 is $3,148,884. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.

(k)	During the period ended October 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,238,321	(1,775,344)	4,462,977	$4,464,316	$20,967	$2,364	$8

(a)	Includes capital gain distribution, if applicable.

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(49)	12/19/17	$6,122	$89,315
Long U.S. Treasury Bond	(82)	12/19/17	12,502	224,246
Ultra Long U.S. Treasury Bond	(19)	12/19/17	3,131	62,735
5-Year U.S. Treasury Note	(33)	12/29/17	3,867	32,220

				$408,516

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$408,516	$—	$408,516

(a)	Includes cummulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(788,950)	$—	$(788,950)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$806,691	$—	$806,691

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$26,136,512

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$424,060,105	$—	$424,060,105
Short-Term Securities	4,464,316	—	—	4,464,316

	$4,464,316	$424,060,105	$—	$428,524,421

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$408,516	$—	$—	$408,516

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(33,581,954)	$—	$(33,581,954)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(159,481,954)	$—	$(159,481,954)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 1.1%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,655	$1,930,855

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,000	954,350

Arizona — 2.8%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(a):
5.13%, 7/01/37	360	378,878
5.38%, 7/01/50	925	977,041
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 7/01/33	870	896,178
Legacy Traditional Schools Projects, 5.00%, 7/01/46(a)	1,255	1,303,192
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(a):
5.00%, 7/01/35	125	130,489
5.00%, 7/01/46	135	139,150
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	883,253

		4,708,181
California — 12.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	413,136
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,169,636
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19(b)	680	735,127
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	77,196
5.25%, 8/15/49	175	191,662
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 8/01/31(a)(c)	1,265	612,994
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	2,045	2,222,445
5.25%, 5/15/39	270	286,807
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19(b)	3,225	3,476,776
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	202,480
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	1,000	1,003,470
5.60%, 6/01/36	2,000	2,037,900
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	860	859,974
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38(c)	3,725	1,744,492
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,152,560
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	407,551
Sub-Series I-1, 6.38%, 11/01/19(b)	400	442,072
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	2,150	2,156,794
5.13%, 6/01/46	1,005	1,006,708

		21,199,780

Security	Par (000)	Value
Colorado — 4.7%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	$275	$282,155
Colorado Health Facilities Authority, Refunding RB, Series A:
Sisters of Charity of Leavenworth Health System, 5.00%, 1/01/40	3,940	4,178,449
Sunny Vista Living Center Project, 6.13%, 12/01/45(a)	160	168,362
Sunny Vista Living Center Project, 6.25%, 12/01/50(a)	520	547,913
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,735,876
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,045,010

		7,957,765
Connecticut — 0.5%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30(a)	860	914,515

Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	794,265
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,313,875

		3,108,140
District of Columbia — 1.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	296,993
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	828,397
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	180,319
5.25%, 10/01/44	1,000	1,063,820

		2,369,529
Florida — 4.2%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,134,490
Florida Development Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 8/01/29(a)(d)	740	757,827
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	100	101,355
4.25%, 5/01/26	100	102,245
5.13%, 5/01/46	410	425,584
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	1,080	1,314,716
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 6.61%, 5/01/39	95	94,991
Convertible CAB, Series A3, 0.00%, 5/01/40(e)	225	207,324
Convertible CAB, Series A4, 0.00%, 5/01/40(e)	120	92,833
Series 2015-2, 0.00%, 5/01/40(e)	310	205,186
Series A1, 6.65%, 5/01/40	335	335,077
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40(e)	505	405,752
Series 1, 6.65%, 5/01/40(f)(g)	15	14,642
Series 3, 6.61%, 5/01/40(f)(g)	340	3
Series 3, 6.65%, 5/01/40(f)(g)	275	3
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	800	894,944

		7,086,972

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Georgia — 0.2%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	$240	$281,278

Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	85	88,211

Illinois — 10.9%
City of Chicago Illinois, GO, Refunding, Series A:
6.00%, 1/01/38	595	681,091
Project, 5.25%, 1/01/32	1,090	1,156,991
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A:
5.75%, 1/01/21(b)	2,100	2,387,301
5.75%, 1/01/39	400	449,816
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	386,302
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,063,980
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	374,374
Illinois Finance Authority, RB, Advocate Health Care Network, Series C(b):
5.38%, 4/01/19	870	920,382
5.38%, 4/01/19	975	1,031,462
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	550	592,740
Presence Health Network, Series C, 5.00%, 2/15/41	1,500	1,655,715
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	200	219,742
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Refunding Bonds, Series B-2, 5.25%, 6/15/50	800	811,272
Series B (AGM), 5.00%, 6/15/50	1,790	1,896,648
Series B-2, 5.00%, 6/15/50	715	718,618
State of Illinois, GO:
5.25%, 2/01/30	1,000	1,079,330
5.00%, 3/01/35	555	573,937
5.00%, 3/01/37	745	769,823
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(b)	215	229,136
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	908,505
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	475	519,023

		18,426,188
Indiana — 6.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	365	432,237
7.00%, 1/01/44	885	1,053,185
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29(a)	1,155	1,121,517
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 1/15/34	135	142,055
6.75%, 1/15/43	200	209,602
6.88%, 1/15/52	410	430,602
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,454,915
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	172,227
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	558,080

Security	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A (continued):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	$2,190	$2,372,383
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	310,909
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 5/01/19(b)	495	527,710
5.75%, 5/01/31	105	111,464
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19(b)	350	369,943
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	501,720
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51(a)	560	582,652

		10,351,201
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	830	849,912
5.25%, 12/01/25	660	703,382
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	500	528,680

		2,081,974
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	450	483,367
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43(e)	565	493,669

		977,036
Louisiana — 4.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,000,000
Series A-1, 6.50%, 11/01/35	1,135	1,280,042
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,965	1,970,797
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	378,423
5.25%, 5/15/31	300	325,737
5.25%, 5/15/32	380	416,172
5.25%, 5/15/33	415	450,653
5.25%, 5/15/35	945	1,028,056

		7,849,880
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,052,770

Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,033,748
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	681,256

		1,715,004
Massachusetts — 5.8%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	860	961,781
Boston Medical Center, Series D, 5.00%, 7/01/44	1,000	1,097,200
North Hill Communities Issue, Series A, 6.50%, 11/15/43(a)	1,000	1,124,320

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued):
Seven Hills Foundation and Affiliates, Series A, 5.00%, 9/01/45	$2,000	$2,119,420
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	1,032,280
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	566,815
Massachusetts HFA, Refunding RB, Series A, AMT:
4.45%, 12/01/42	645	673,058
4.50%, 12/01/47	2,135	2,226,463

		9,801,337
Michigan — 1.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,970	2,184,119
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	410	445,986

		2,630,105
Minnesota — 0.5%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, Series A, 5.75%, 7/01/46	180	180,205
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 9/01/36	690	718,635

		898,840
Mississippi — 0.2%
Mississippi Business Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 2/01/36(a)(d)	295	302,107

Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	96,620
City of St. Louis Missouri IDA, Refunding RB:
4.38%, 11/15/35	330	337,042
4.75%, 11/15/47	365	373,614
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	125,570

		932,846
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	314,840

New Jersey — 7.4%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	2,035	2,230,482
5.25%, 11/01/39	475	497,923
5.25%, 11/01/44	1,160	1,210,309
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(a)	505	507,449
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,552,368
New Jersey EDA, Refunding RB:
Series BBB, 5.50%, 6/15/31	1,225	1,430,445
Sub Series A, 4.00%, 7/01/32	295	296,870
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	881,712
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	750	819,930

Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/45	$585	$623,862
Transportation System, Series B, 5.25%, 6/15/36	845	898,379
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	1,500	1,437,900

		12,387,629
New York — 29.5%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 6/15/31	2,830	3,177,637
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41(a)	900	931,275
5.00%, 6/01/42	1,505	1,443,295
5.00%, 6/01/45	555	525,602
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,500	1,235,520
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	320	312,710
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	910	892,601
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21(b)	3,915	4,480,404
5.75%, 2/15/47	2,595	2,956,250
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,311,953
5.25%, 11/15/39	400	465,160
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	6,935,560
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	451,559
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,355	2,559,814
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	160	176,862
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	395	439,528
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,559,882
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,000	1,108,490
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 8/01/20	250	267,585
5.00%, 8/01/26	1,275	1,371,250
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	809,293
State of New York Dormitory Authority, RB(b):
Series A, 5.25%, 7/01/18	1,000	1,027,830
Series B, 5.75%, 3/15/19	11,250	11,960,550
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(a)	455	499,717
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	1,750	1,765,225

		49,665,552
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19(b)	480	508,934
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	286,858

		795,792

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 4.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	$1,500	$1,404,315
5.75%, 6/01/34	2,295	2,152,687
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,846,100
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,220	1,341,988

		7,745,090
Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	1,290	1,417,929
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project:
5.25%, 11/15/37	615	689,440
5.25%, 11/15/45	925	1,027,379

		3,134,748
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38(c)	625	272,338

Pennsylvania — 2.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42(a)	470	503,765
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	300	329,964
County of Berks Industrial Development Authority, Refunding RB, Tower Health Project, 4.00%, 11/01/47	1,015	1,019,161
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	465	520,763
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	762,811
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,200	1,235,424
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	588,723

		4,960,611
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	40	39,257
5.63%, 5/15/43	1,860	1,822,353

		1,861,610
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	420	446,372
Series B, 4.50%, 6/01/45	1,875	1,878,525
Series B, 5.00%, 6/01/50	1,360	1,403,221

		3,728,118
South Carolina — 1.9%
State of South Carolina Ports Authority, ARB, AMT, 5.25%, 7/01/55	940	1,049,698
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,840	2,076,477

		3,126,175
Texas — 6.7%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/21(b)	730	842,376

Security	Par (000)	Value
Texas (continued)
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20(b)	$240	$264,946
5.00%, 10/01/35	285	312,733
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	257,202
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23(b)	210	265,507
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	761,201
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37(c)	5,200	2,264,184
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	180	186,012
Scott & White Healthcare, 6.00%, 8/15/20(b)	105	118,520
Scott & White Healthcare, 6.00%, 8/15/20(b)	1,285	1,452,346
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34(c)	3,000	1,476,630
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31(a)	875	919,179
Newark Higher Education Finance Corp., RB, Series A(a):
5.50%, 8/15/35	135	138,686
5.75%, 8/15/45	275	282,433
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	1,025	1,117,352
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	564,315

		11,223,622
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,815	1,913,409

Virginia — 2.8%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	260	264,251
5.13%, 3/01/31	510	516,569
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,025	985,199
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45(a)	240	250,378
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,045,600
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,540	1,741,047

		4,803,044
Washington — 0.9%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	350	389,939
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,124,968

		1,514,907
Wisconsin — 1.1%
Public Finance Authority, RB, Series A:
5.00%, 12/01/45	825	866,094
5.15%, 12/01/50	555	581,945
Public Finance Authority, Refunding RB, Celanese Project:
Series C, AMT, 4.30%, 11/01/30	200	205,012
Series D, 4.05%, 11/01/30	200	205,064

		1,858,115

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/19(b)	$100	$104,485

Total Municipal Bonds — 128.8%		217,028,949

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,240	1,302,484

California — 3.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19(b)	1,090	1,160,150
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(i)	840	871,716
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Sub-Series B, AMT, 5.00%, 5/15/46	2,700	3,071,844
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2 Bonds, 5.00%, 10/01/47	495	571,260
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(b)	554	592,918

		6,267,888
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34(i)	740	777,858

Illinois — 2.6%
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,643,124
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	1,498	1,695,922

		4,339,046
Massachusetts — 4.7%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	7,112	7,975,462

New Hampshire — 0.4%
New Hampshire Health and Education Facilities Authority Act, RB, Doartmouth College Issue, 5.25%, 6/01/19(b)(i)	660	701,332

New York — 2.4%
City of New York New York Water & Sewer System, Refunding RB, Series FF-2, 5.50%, 6/15/40	495	528,758
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,860	2,174,480
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	1,215	1,406,828

		4,110,066
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, Series B, 5.00%, 10/01/55	1,180	1,342,757

Ohio — 2.9%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/19(b)	4,634	4,863,719

Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,974,756

Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 9/15/47	2,447	2,525,525

Security	Shares/Par (000)	Value
Texas — 9.5%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$11,000	$12,399,832
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	1,170	1,305,299
County of Harris Texas, RB, Senior Lien Toll Road, Series A(i):
5.00%, 8/15/19(b)	1,202	1,274,761
5.00%, 8/15/38	920	975,082

		15,954,974
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,157,662

Wisconsin — 1.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19(b)(i)	1,989	2,102,610

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.1%		57,396,139

Total Long-Term Investments (Cost — $257,671,828) — 162.9%		274,425,088

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(j)(k)	192,601	192,659

Total Short-Term Securities (Cost — 192,659) — 0.1%		192,659

Total Investments (Cost — $257,864,487) — 163.0%		274,617,747
Other Assets Less Liabilities — 2.0%		3,203,345
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.1)%		(33,801,022)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (44.9)%		(75,574,023)

Net Assets Applicable to Common Shares — 100.0%		$168,446,047

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, is 4,124,562. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA)

(k)	During the period ended October 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,586,090	(1,393,489)	192,601	$192,659	$2,419	$546	$—

(a)	Includes capital gain distribution, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(23)	12/19/17	$2,874	$44,351
Long U.S. Treasury Bond	(31)	12/19/17	4,727	82,392
Ultra Long U.S. Treasury Bond	(14)	12/19/17	2,307	45,194
5-Year U.S. Treasury Note	(31)	12/29/17	3,633	34,565

				$206,502

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$206,502	$—	$206,502

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(501,281)	$—	$(501,281)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$454,270	$—	$454,270

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,802,114

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$274,425,088	$—	$274,425,088
Short-Term Securities	192,659	—	—	192,659

	$192,659	$274,425,088	$—	$274,617,747

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$206,502	$—	$—	$206,502

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(33,725,867)	$—	$(33,725,867)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(109,725,867)	$—	$(109,725,867)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,082,170
Tuscaloosa City Board of Education, RB, 5.00%, 8/01/20	225	247,264

		1,329,434
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,537,440
Series C, 5.00%, 1/01/21	2,500	2,763,625

		6,301,065
Arizona — 3.3%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19(a)	340	350,248
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/19(b)	5,585	5,943,054
5.00%, 7/01/20	1,300	1,422,642
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,557,195
5.25%, 12/01/20	1,000	1,104,820

		10,377,959
California — 5.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	900,306
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	563,123
5.00%, 1/01/20	550	593,027
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	3,998,137
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,179,070
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	10,963,300

		18,196,963
Colorado — 1.4%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding:
Series A, 5.00%, 12/01/20	690	768,170
Series B, 5.00%, 12/01/20	1,335	1,486,242
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 2.70%, 12/01/19	705	710,020
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	130,485
4.00%, 8/15/20	150	159,177
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	585,775
4.00%, 12/01/20	580	624,393

		4,464,262
Florida — 3.4%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/18(b)	5,160	5,345,812
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18(b)	1,250	1,284,538
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,513,352

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	$500	$548,275
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13(c)(d)	2,980	2,086,000

		10,777,977
Georgia — 2.5%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,785,875
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	271,682
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,301,872

		1,573,554
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,363,880
5.00%, 11/15/20	1,440	1,581,379

		2,945,259
Illinois — 11.7%
Chicago Transit Authority, Refunding RB, 5.00%, 6/01/20	1,000	1,083,490
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,047,130
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,113,430
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22(e)	13,455	11,865,561
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	10,972,300
State of Illinois, GO, 5.00%, 7/01/20	4,055	4,293,028
State of Illinois, RB, Series B:
5.00%, 6/15/19(b)	515	546,374
5.00%, 6/15/20	1,485	1,570,536
State of Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 2/15/20	4,145	4,418,529

		36,910,378
Indiana — 0.4%
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	668,190
Northern Indiana Commuter Transportation District, RB, 5.00%, 7/01/20	620	676,786

		1,344,976
Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	2,650	2,746,301

Kansas — 2.1%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20(e)	4,240	3,761,855
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.25%, 11/15/20	2,500	2,712,250

		6,474,105
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,199,642
5.00%, 12/01/20	1,430	1,550,821

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project(e):
0.00%, 7/01/19	$255	$244,474
0.00%, 7/01/20	1,000	931,290

		4,926,227
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	440,208
Maryland — 1.7%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 6/15/19	250	263,490
5.00%, 6/15/20	275	297,633
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester & Farmington Village Project:
4.00%, 7/01/19	285	297,862
5.00%, 7/01/20	500	546,485
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	985	1,051,753
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 6/01/20	640	682,867
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21(f)	1,335	1,507,335
University of Maryland, Medical System, 5.00%, 7/01/19	670	711,004

		5,358,429
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,070,680

Michigan — 4.4%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,533,990
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,235	1,288,068
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,056,600
Michigan Finance Authority, Refunding RB, Student Loan, Series 25-A, AMT:
5.00%, 11/01/19	1,940	2,063,229
5.00%, 11/01/20	1,800	1,961,820
Saginaw Valley State University, Refunding RB, General, Series A, 5.00%, 7/01/20	1,000	1,091,040
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	358,228
Series 2-A, 4.00%, 10/15/20	1,205	1,290,964
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,074,980
5.00%, 11/01/21	2,000	2,149,120

		13,868,039
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, Series A (AGM), 5.00%, 3/01/20	1,035	1,117,883

Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,293,370
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	551,510

		3,844,880

Security	Par (000)	Value
Multi-State — 1.7%
Centerline Equity Issuer Trust(a):
Series A-4-2, 6.00%, 10/31/52	$2,500	$2,662,125
Series B-3-2, 6.30%, 10/31/52	2,500	2,673,175

		5,335,300
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,852,520

Nevada — 0.9%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	530,945
5.00%, 7/01/20	1,000	1,096,270
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,195	1,262,051

		2,889,266
New Jersey — 8.4%
County of Atlantic New Jersey, GO, Refunding, 3.00%, 10/01/20	2,740	2,856,724
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,662,390
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	690	716,489
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 7/01/20	250	269,760
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,690,425
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,156,760
School Facilities, Series K (AGC), 5.25%, 12/15/20	3,150	3,462,039
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,122,890
Seton Hall University, Series D, 5.00%, 7/01/20	650	709,358
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18(f)	2,500	2,637,050
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/19	2,565	2,732,930
5.00%, 12/01/20	2,900	3,157,723
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 6/15/20	2,000	2,149,140

		26,323,678
New York — 3.6%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/20	330	361,578
Build NYC Resource Corp., Refunding RB, Pratt Paper NY, Inc. Project, AMT, 3.75%, 1/01/20(a)	520	530,062
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 6/01/19	400	420,236
5.00%, 6/01/20	450	485,433
New York State Energy Research & Development Authority, Refunding RB, Electric & Gas Corp. Project, Series B, 2.00%, 2/01/29(g)	3,000	3,040,290
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	944,431
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/20	3,500	3,746,190
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,525	1,654,274
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 6/01/20	230	249,203

		11,431,697

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
North Carolina — 2.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/19(b)	$1,400	$1,462,790
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,402,350

		6,865,140
Ohio — 0.9%
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/19	945	998,723
5.00%, 12/31/19	830	890,690
5.00%, 6/30/20	1,000	1,086,570

		2,975,983
Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,212,530

Pennsylvania — 7.9%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services, Series A:
4.00%, 12/01/19	840	858,850
4.00%, 12/01/20	870	894,369
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran Social Project, 4.00%, 1/01/20	1,000	1,050,830
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,359,605
Montgomery County IDA, Refunding RB, Albert Einstein Healthcare, Series A, 5.00%, 1/15/20	1,400	1,485,974
Pennsylvania Economic Development Financing Authority, RB, Rapid Bridge, AMT, 5.00%, 12/31/20	3,830	4,227,592
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,314,004
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,179,609
4.00%, 10/01/20	1,210	1,227,702
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,707,599
University Properties, Inc., 4.00%, 7/01/19	230	236,532
University Properties, Inc., 4.00%, 7/01/20	450	468,225
Widener University, 5.00%, 7/15/20	600	645,798
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	465,824
2.55%, 4/01/20	850	865,997
2.65%, 10/01/20	865	886,002
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,641,510
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/19(b)	1,000	1,059,470
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,086,878
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	387,292
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	373,702
4.00%, 7/01/20	465	490,859
Westmoreland County Municipal Authority, Refunding RB, (BAM), 3.00%, 8/15/20	110	114,485

		25,028,708

Security	Par (000)	Value
Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/20	$1,500	$1,612,275
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,189,724

		5,801,999
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,183,180

Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	250,579
5.00%, 10/01/20	325	354,487

		605,066
Texas — 13.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19(f)	605	636,998
5.75%, 1/01/19	195	205,105
5.00%, 1/01/20	620	667,263
5.75%, 1/01/20	1,140	1,245,051
Central Texas Turnpike System, RB, CAB (AMBAC)(e):
0.00%, 8/15/21(f)	1,825	1,722,015
Series A, 0.00%, 8/15/21	6,165	5,762,795
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 8/15/42(g)	1,000	1,081,170
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,660,000
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	250	272,898
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 7/01/20	5,000	5,295,850
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,082,079
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,460,050
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/19	345	354,374
4.00%, 4/01/20	585	609,617
4.00%, 4/01/20	180	187,704
4.00%, 4/01/20	415	432,463
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,048,560
5.38%, 1/01/21	5,000	5,250,050
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,596,300

		42,570,342
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,220,580
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,641,420
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A(a):
5.00%, 7/01/19	425	442,196
5.00%, 7/01/20	335	355,197

		4,659,393

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Shares/Par (000)	Value
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	$2,625	$2,916,480
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	276,298
5.00%, 10/01/42(g)	4,000	4,518,960

		7,711,738
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, General, Series A, 5.25%, 5/01/20	1,000	1,062,380
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.00%, 4/01/19(b)	1,515	1,596,992
ThedaCare, Inc., 5.00%, 12/15/20	250	276,792

		2,936,164

Total Municipal Bonds — 93.3%		294,237,158

Municipal Bonds Transferred to Tender Option Bond Trusts(h) — 1.6%

Illinois — 1.6%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,177,875

Total Long-Term Investments (Cost — $287,372,186) — 94.9%		299,415,033

Short-Term Securities

Municipal Bonds — 1.0%
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road Revenue, Series A-1:
0.90%, 11/20/17	1,400	1,400,000
0.91%, 12/21/17	1,700	1,700,000

Total Municipal Bonds — 1.0%		3,100,000

Security	Shares	Value
Money Market Fund — 5.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(i)(j)	17,562,639	$17,567,908

Total Short-Term Securities (Cost — $20,667,856) — 6.6%		20,667,908

Total Investments (Cost — $308,040,042) — 101.5%		320,082,941
Other Assets Less Liabilities — 1.0%		3,155,524
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.2)%		(3,769,169)
AMPS Shares, at Liquidation Value — (1.3)%		(4,200,000)

Net Assets Applicable to Common Shares — 100.0%		$315,269,296

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Zero-coupon bond.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the period ended October 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10	17,562,629	17,562,639	$17,567,908	$9,948	$1,079	$52

(a)	Includes capital gain distribution, if applicable.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$299,415,033	$—	$299,415,033
Short-Term Securities:
Municipal Bonds	—	3,100,000	—	3,100,000
Money Market Fund	17,567,908	—	—	17,567,908

	$17,567,908	$302,515,033	$—	$320,082,941

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 3.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,555	$1,727,777
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,554,233
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,696,743
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,168,550
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	2,110	2,641,530
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	4,080	4,626,516

		20,415,349
Arizona — 3.8%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46(b)	3,400	3,530,560
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	12,122,559
5.00%, 12/01/37	7,460	9,088,369

		24,741,488
California — 15.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19(a)	4,445	4,732,858
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,006,570
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,816,484
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	319,812
5.25%, 8/15/49	715	783,075
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	640	725,523
5.00%, 2/01/37	480	542,918
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	2,970	3,199,759
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/41	1,030	1,115,047
5.00%, 12/01/46	885	949,782
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	11,690	12,704,341
5.25%, 5/15/39	1,560	1,657,110
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	841,586
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B(c):
0.00%, 6/01/41	5,000	1,706,950
0.00%, 6/01/42	6,000	1,947,720
0.00%, 6/01/43	5,000	1,542,750
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/21(a)	7,000	7,968,940
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	3,315	3,314,901
Sacramento Area Flood Control Agency, Refunding, Special Assessment Bonds, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,230	7,198,080
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 8/01/34	3,500	1,967,210
0.00%, 8/01/36	4,000	2,049,080

Security	Par (000)	Value
California (continued)
State of California, GO, Various Purposes:
6.00%, 3/01/33	$4,970	$5,532,405
6.50%, 4/01/33	20,410	21,966,875
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,716,305
Sub-Series I-1, 6.38%, 11/01/19(a)	2,315	2,558,492

		96,864,573
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,423,996

Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,893,386

Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,356,319
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	2,280	2,567,326
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,412,438

		15,336,083
District of Columbia — 4.9%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 4/01/35	865	1,016,808
Georgetown University Issue, 5.00%, 4/01/42	1,005	1,165,187
Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,690,574
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	24,227,061
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,050,093
5.25%, 10/01/44	2,465	2,622,316

		31,772,039
Florida — 2.7%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,620	2,917,370
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,523,367
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	637,500
5.00%, 6/01/36	125	132,248
5.13%, 6/01/42	1,925	2,035,995
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	5,885	7,163,987
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 5/01/35(d)(e)	3,395	2,376,500

		17,786,967
Georgia — 2.1%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,370	5,041,625
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,010	1,183,710
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,773,404
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/19(a)	5,000	5,316,250

		13,314,989

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	$2,660	$2,883,839

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	1,485	1,683,292

Illinois — 17.4%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,440	3,563,874
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/32	6,155	6,533,286
5.00%, 1/01/34	2,500	2,628,275
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21(a)	11,385	13,206,258
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,205,138
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	8,112,848
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,631,201
Illinois Finance Authority, RB, Advocate Health Care Network, Series C(a):
5.38%, 4/01/19	5,010	5,300,129
5.38%, 4/01/19	5,620	5,945,454
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,086,376
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,405,564
Presence Health Network, Series C, 4.00%, 2/15/41	2,805	2,843,990
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,095	5,793,015
Senior, Series C, 5.00%, 1/01/37	5,455	6,194,807
Series A, 5.00%, 1/01/38	3,875	4,319,579
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,586,422
Series B-2, 5.00%, 6/15/50	3,905	3,924,759
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,000,997
6.00%, 6/01/28	2,245	2,529,711
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,110,049
Series A, 5.00%, 4/01/38	9,030	9,393,999
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(a)	1,240	1,321,530
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	1,910	2,087,019

		112,724,280
Indiana — 3.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,805,920
7.00%, 1/01/44	3,680	4,379,347
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,138,710
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	947,250
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,117,733
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	790	855,791
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,774,326
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19(a)	2,150	2,272,507

Security	Par (000)	Value
Indiana (continued)
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	$2,490	$2,807,375

		25,098,959
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	935	968,978
5.50%, 12/01/22	4,595	4,705,234
5.25%, 12/01/25	2,125	2,264,676
5.88%, 12/01/26(b)	805	854,532
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,940	2,051,278

		10,844,698
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,056,997
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43(f)	2,325	2,031,469

		4,088,466
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,370,108
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,140,796
5.25%, 5/15/31	1,690	1,834,985
5.25%, 5/15/32	2,160	2,365,610
5.25%, 5/15/33	2,345	2,546,459
5.25%, 5/15/35	4,985	5,423,132

		21,681,090
Maryland — 1.4%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 9/01/34	350	403,403
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	911,191
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,440	1,520,942
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	962,556
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21(a)	4,295	4,948,914

		8,747,006
Massachusetts — 1.5%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	4,930	4,451,889
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(b)	2,775	2,776,859
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,666,262

		9,895,010
Michigan — 3.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,606,799
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,247,003

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan (continued)
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20(a)	$1,490	$1,645,228
5.50%, 5/15/36	1,210	1,312,560
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,710	1,860,087
Henry Ford Health System, 4.00%, 11/15/46	2,875	2,934,110

		20,605,787
Minnesota — 0.1%
Minnesota Higher Education Facilities Authority, Refunding RB, St. Olaf College, 4.00%, 10/01/34	800	864,104

Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	562,671
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,138,765
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	524,117

		3,225,553
Nebraska — 2.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,778,567
5.00%, 9/01/42	2,815	3,062,354
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,464,369
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	642,912
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	4,770	4,919,921

		13,868,123
New Jersey — 9.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,280	3,438,293
5.25%, 11/01/44	2,980	3,109,242
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(b)	2,115	2,125,258
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37(d)(e)	3,680	38,640
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	835	867,056
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,193,352
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,312,676
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 1/01/43	2,285	2,543,342
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,460,880
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	8,150	9,094,666
Series E, 5.00%, 1/01/45	5,095	5,736,817
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,320	1,401,563
Transportation Program, Series AA, 5.00%, 6/15/44	2,445	2,576,908
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,604,000
Transportation System, Series B, 5.25%, 6/15/36	4,810	5,113,848

		60,616,541

Security	Par (000)	Value
New York — 9.5%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$4,805	$5,368,242
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	840	852,902
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(b)	3,600	3,725,100
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,720	1,850,808
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	1,860	2,172,610
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,411,075
5.25%, 11/15/39	1,650	1,918,785
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,120	2,379,849
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,580,336
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	7,830	8,510,975
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	660	729,557
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,655	1,841,568
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,526,539
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/46	1,165	1,273,811
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 8/01/26	1,080	1,161,529
5.00%, 8/01/31	2,585	2,758,299
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(b)	1,575	1,576,055
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,811,992
6.00%, 12/01/42	1,960	2,172,895
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	3,925	4,589,777

		61,212,704
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19(a)	2,750	2,915,770
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,246,729

		4,162,499
Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	5,550	5,195,965
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	6,125	6,578,250
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,419,866
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	906,824
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19(a)	1,905	2,012,690
Series A, 5.00%, 5/01/39	3,545	3,636,496

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio (continued)
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	$1,585	$1,743,484

		21,493,575
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,240	1,363,851
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,975,357
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	1,660	1,840,658
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,439,805

		9,619,671
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	3,690	3,621,440
5.63%, 5/15/43	3,520	3,448,755

		7,070,195
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	3,060	3,297,701
Series B, 4.50%, 6/01/45	5,175	5,184,729
Series B, 5.00%, 6/01/50	5,765	5,948,212

		14,430,642
South Carolina — 4.7%
State of South Carolina Ports Authority, ARB:
5.25%, 7/01/40	6,455	6,991,152
AMT, 5.25%, 7/01/55	2,525	2,819,667
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	13,615,594
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,140	6,931,876

		30,358,289
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,857,239
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,350	1,517,333

		4,374,572
Texas — 12.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21(a)	4,210	4,858,087
Sub-Lien, 5.00%, 1/01/33	700	773,185
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	385	429,887
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20(a)	1,375	1,517,918
5.00%, 10/01/35	1,595	1,750,209
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,086,430
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19(a)	15,560	16,698,214
6.00%, 11/15/35	865	931,449

Security	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B(a):
7.00%, 1/01/23	$380	$480,442
7.00%, 1/01/23	500	632,160
County of Harris Texas-Houston Sports Authority, Refunding RB(c):
3rd Lien, Series A (NPFGC), 0.00%, 11/15/24(a)	6,000	2,443,080
3rd Lien, Series A (NPFGC), 0.00%, 11/15/37	20,120	7,151,252
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/35	5,000	2,242,000
CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38	12,580	4,759,014
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(c):
0.00%, 9/15/40	9,780	3,632,194
0.00%, 9/15/41	5,420	1,908,870
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20(a)	7,345	8,301,539
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	484,749
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	355	381,575
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,835	3,160,543
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	6,771,780
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,655,900

		78,050,477
Utah — 0.5%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	1,830	2,096,961
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,515	1,337,078

		3,434,039
Virginia — 1.2%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,480,470
6.00%, 1/01/37	3,790	4,284,784

		7,765,254
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32(a)	5,460	5,460,000
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42	2,980	3,434,778
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,475	1,643,312
State of Washington, GO, Series D, 5.00%, 2/01/42	5,190	6,031,663
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	4,874,862

		21,444,615
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,755,505
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,545	3,653,158

		5,408,663

Total Municipal Bonds — 122.4%		793,200,813

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	$3,320	$3,487,295

California — 5.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 4/01/42(h)	6,196	6,556,963
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(a)(h)	5,115	5,308,125
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19(a)	18,540	19,960,844
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(a)	3,261	3,493,410

		35,319,342
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM)(a):
Series C-3, 5.10%, 4/29/18	7,600	7,749,416
Series C-7, 5.00%, 5/01/18	4,860	4,954,041

		12,703,457
Florida — 1.1%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/34	6,629	7,250,057

Illinois — 4.7%
County of Will Illinois, GO, 5.00%, 11/15/45	27,000	30,665,250

Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	4,427	4,963,632

New Hampshire — 0.7%
New Hampshire Health and Education Facilities Authority Act, RB, Doartmouth College Issue, 5.25%, 6/01/19(a)(h)	3,989	4,239,872

New York — 12.3%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,284,705
Series HH, 5.00%, 6/15/31(h)	16,395	18,372,182
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(h)	3,130	3,556,391
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	8,799	10,287,862
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	23,520,878
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(h)	12,611	14,501,683
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	5,070	5,870,468

		79,394,169
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, Series B, 5.00%, 10/01/55	4,960	5,644,133

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,468,490

Texas — 4.3%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,523,562

Security	Shares/Par (000)	Value
Texas (continued)
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	$6,650	$7,419,006
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,003	6,820,658
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	7,400	7,902,386

		27,665,612
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	7,535,019

Virginia — 1.7%
University of Virginia, Refunding RB, General, 5.00%, 6/01/18(a)	10,767	11,001,282

Washington — 2.3%
State Of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/19(a)	14,487	15,165,669

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.7%		250,503,279

Total Long-Term Investments (Cost — $975,721,839) — 161.1%		1,043,704,092

Short-Term Securities — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(i)(j)	12,107,397	12,111,029

Total Short-Term Securities (Cost — $12,110,296) — 1.9%		12,111,029

Total Investments (Cost — $987,832,135) — 163.0%		1,055,815,121
Other Assets Less Liabilities — 1.9%		12,192,066
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.1)%		(149,403,039)
VMTP Shares, at Liquidation Value — (41.8)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$647,804,148

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to April 1, 2025, is $30,759,351. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK)

(j)	During the period ended October 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,379,534	6,727,863	12,107,397	$12,111,029	$43,182	$2,043	$215

(a)	Includes capital gain distribution, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(113)	12/19/17	$14,118	$213,901
Long U.S. Treasury Bond	(117)	12/19/17	17,839	361,297
Ultra Long U.S. Treasury Bond	(53)	12/19/17	8,733	195,753
5-Year U.S. Treasury Note	(134)	12/29/17	15,703	150,322

				$921,273

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$921,273	$—	$921,273

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,252,852)	$—	$(1,252,852)

Net Change in Unrealized Appreciation (Depreciation) from:
Futures contracts	$—	$—	$—	$—	$1,617,573	$—	$1,617,573

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$51,604,790

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Municipal Income Trust (BFK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments(a)	$—	$1,043,704,092	$—	$1,043,704,092
Short-Term Securities	12,111,029	—	—	12,111,029

	$12,111,029	$1,043,704,092	$—	$1,055,815,121

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$921,273	$—	$—	$921,273

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(148,957,867)	$—	$(148,957,867)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(419,757,867)	$—	$(419,757,867)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	$1,115	$1,369,935
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	655	742,737

		2,112,672
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	355	365,139

Arizona — 1.2%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,218,280

California — 10.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19(a)	720	766,627
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,135,896
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	457,036
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	49,626
5.25%, 8/15/49	115	125,949
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	475	511,746
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 7/01/51(b)	500	541,965
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	1,875	2,037,694
5.25%, 5/15/39	250	265,562
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	134,987
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/36	315	314,991
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	890,528
6.50%, 4/01/33	650	699,582
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	275,527
Sub-Series I-1, 6.38%, 11/01/19(a)	375	414,442
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,073,460
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	965	968,049
5.13%, 6/01/46	265	265,451

		10,929,118
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	680	715,414
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,483,894
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	348,122

		2,547,430

Security	Par (000)	Value
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$820	$868,396
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,249,906

		2,118,302
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	762,126
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	169,712
5.25%, 10/01/44	1,000	1,063,820

		1,995,658
Florida — 1.9%
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	950	1,156,464
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	725	811,043

		1,967,507
Georgia — 1.6%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	160	187,519
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	284,819
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/19(a)	1,095	1,164,259

		1,636,597
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	460,764

Illinois — 20.2%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	550	569,805
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,000	1,061,460
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 1/01/21(a)	645	730,753
5.63%, 1/01/35	155	173,505
Series A, 5.75%, 1/01/21(a)	1,260	1,432,380
Series A, 5.75%, 1/01/39	240	269,890
Series C, 6.50%, 1/01/21(a)	1,855	2,151,744
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	354,110
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,040	1,106,539
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	262,062
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	335,802
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,694,275
Presence Health Network, Series C, 5.00%, 2/15/41	1,600	1,766,096
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44(c)	2,980	962,749
Series B (AGM), 5.00%, 6/15/50	1,280	1,356,262
Series B-2, 5.00%, 6/15/50	785	788,972
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	197,937
6.00%, 6/01/28	940	1,059,211

42	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
State of Illinois, GO:
5.00%, 3/01/37	$455	$470,161
Series A, 5.00%, 4/01/35	1,000	1,041,790
Series A, 5.00%, 4/01/38	1,135	1,180,752
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(a)	200	213,150
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	730	813,753
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	310	338,731

		21,331,889
Indiana — 4.7%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	290,131
7.00%, 1/01/44	1,090	1,297,143
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,154,875
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	150,699
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	499,052
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	125	135,410
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	289,467
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	350	359,485
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19(a)	350	369,943
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	450,984

		4,997,189
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	160	165,814
5.50%, 12/01/22	730	747,513
5.25%, 12/01/25	145	154,531
5.88%, 12/01/26(b)	130	137,999
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	310	327,781

		1,533,638
Kentucky — 4.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	325	349,099
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(c)	5,000	4,133,150
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43(d)	375	327,656

		4,809,905
Louisiana — 4.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,189,819
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,415	1,419,174
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	345,987

Security	Par (000)	Value
Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A (continued):
5.25%, 5/15/31	$270	$293,163
5.25%, 5/15/32	345	377,841
5.25%, 5/15/33	375	407,216
5.25%, 5/15/35	160	174,062

		4,207,262
Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	143,872
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	681,255
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21(a)	690	795,053

		1,620,180
Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	540	603,909
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	655,416
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(b)	445	445,298
Massachusetts HFA, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,350	1,407,834

		3,112,457
Michigan — 4.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,134,228
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	526,083
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20(a)	240	265,003
5.50%, 5/15/36	195	211,528
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	275	299,137
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18(a)	1,000	1,059,100

		4,495,079
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	90,937
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	346,826
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	87,353

		525,116
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	287,222
5.00%, 9/01/42	455	494,981
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	760,471

		1,542,674

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey — 10.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	$320	$335,443
5.25%, 11/01/44	585	610,372
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(b)	340	341,649
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37(e)(f)	645	6,773
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,200,057
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	158,756
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 1/01/43	500	556,530
New Jersey EDA, Refunding RB:
Series BBB, 5.50%, 6/15/31	775	904,975
Sub Series A, 4.00%, 7/01/32	185	186,173
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	791,856
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,813,354
Series E, 5.25%, 1/01/19(a)	1,355	1,419,674
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	500	563,700
Transportation Program, Series AA, 5.00%, 6/15/45	415	442,568
Transportation System, Series A, 5.50%, 6/15/41	575	618,413
Transportation System, Series B, 5.25%, 6/15/36	790	839,904
Rutgers - The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	186,425

		10,976,622
New York — 7.7%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	860,259
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 6/01/35	500	536,570
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(b)	600	620,850
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	281	302,487
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	874,635
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	413,929
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	1,365	1,483,714
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	105	116,066
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	265	294,873
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,000	1,108,490
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/20	250	267,585
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(b)	330	330,221
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	456,601
6.00%, 12/01/42	395	437,905

		8,104,185

Security	Par (000)	Value
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19(a)	$440	$466,523
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	204,111

		670,634
Ohio — 1.1%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	232,947
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19(a)	310	327,524
Series A, 5.00%, 5/01/39	575	589,841

		1,150,312
Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	765	840,865
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	649,748
Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	385	431,600

		1,922,213
Oregon — 0.9%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38(c)	395	172,117
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	787,244

		959,361
Pennsylvania — 2.3%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	200	219,976
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	640,326
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	650	720,740
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	508,541
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	390,595

		2,480,178
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	255	250,262
5.63%, 5/15/43	920	901,379

		1,151,641
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	830	831,560
5.00%, 6/01/50	1,580	1,630,213

		2,461,773
South Carolina — 2.8%
State of South Carolina Ports Authority, ARB:
5.25%, 7/01/40	1,040	1,126,382
AMT, 5.25%, 7/01/55	405	452,264

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	$1,220	$1,376,794

		2,955,440
Tennessee — 0.4%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	461,885

Texas — 11.9%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21(a)	680	784,679
Sub-Lien, 5.00%, 1/01/33	115	127,023
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20(a)	220	242,867
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	485	498,973
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	147,945
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19(a)	2,585	2,774,093
6.00%, 11/15/35	145	156,139
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	266,720
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23(a)	145	183,326
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(c)	4,750	1,796,925
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37(c)	4,485	1,952,859
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(a):
6.00%, 8/15/20	95	107,232
6.00%, 8/15/20	1,175	1,328,020
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19(a)	500	544,645
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/31(a)(c)	640	283,507
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	450	490,545
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	564,315
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	304,975

		12,554,788
Virginia — 4.6%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	165	167,698
5.13%, 3/01/31	320	324,121
University of Virginia, Refunding RB, 5.00%, 6/01/18(a)	2,500	2,555,500
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	275,790
6.00%, 1/01/37	1,320	1,492,326

		4,815,435
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	235	261,816

Security	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	$715	$788,581

		1,050,397
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,043,747
Wyoming Municipal Power Agency, Inc., RB, Series A(a):
5.38%, 1/01/18	500	503,565
5.00%, 1/01/19	95	99,261

		1,646,573

Total Municipal Bonds — 120.3%		126,888,293

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	780	819,304

California — 9.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(a)(h)	855	887,282
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19(a)	2,970	3,197,611
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Sub-Series B, AMT, 5.00%, 5/15/46	2,000	2,275,440
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/43	2,160	2,503,908
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(a)	553	592,918

		9,457,159
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM)(a):
Series C-3, 5.10%, 4/29/18	1,210	1,233,789
Series C-7, 5.00%, 5/01/18	780	795,093
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45(g)	1,180	1,226,704

		3,255,586
Illinois — 2.1%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	1,997	2,260,174

Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	720	807,642

New Hampshire — 0.6%
New Hampshire Health and Education Facilities Authority Act, RB, Dartmouth College Issue, 5.25%, 6/01/19(a)(h)	645	685,393

New York — 10.0%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	544,780
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(h)	500	568,114
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,000	2,338,150
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,804,599
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(h)	2,030	2,334,529

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	$810	$937,886

		10,528,058
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, Series B, 5.00%, 10/01/55	800	910,344

Pennsylvania — 4.0%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38	1,034	1,185,506
Pennsylvania Turnpike Commission, RB:
Refunding Sub-Series B-2, 5.00%, 6/01/35	1,280	1,471,936
Sub-Series A, 5.50%, 12/01/42	1,379	1,621,157

		4,278,599
Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 9/15/47	1,532	1,580,390

Texas — 5.2%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	879,261
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	1,080	1,204,891
County of Harris Texas, RB, Senior Lien Toll Road, Series A(h):
5.00%, 8/15/19(a)	1,214	1,286,787
5.00%, 8/15/38	928	984,281
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,108,357

		5,463,577
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,216,345

Virginia — 1.7%
University of Virginia, Refunding RB, 5.00%, 6/01/40	1,785	1,823,332

Washington — 2.4%
State Of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/19(a)	2,400	2,511,912

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.2%		45,597,815

Total Long-Term Investments (Cost — $159,966,746) — 163.5%		172,486,108

Security	Shares	Value
Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(i)(j)	48,917	$48,931

Total Short-Term Securities (Cost — $48,931) — 0.1%		48,931

Total Investments (Cost — $160,015,677) — 163.6%		172,535,039
Other Assets Less Liabilities — 2.1%		2,192,488
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.0)%		(26,347,199)
VMTP Shares, at Liquidation Value — (40.7)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$105,480,328

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, is $4,050,255. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the period ended October 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	512,707	(463,790)	48,917	$48,931	$1,232	$132	—

(a)	Includes capital gain distribution, if applicable.

46	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(19)	12/19/17	$2,374	$38,813
Long U.S. Treasury Bond	(19)	12/19/17	2,897	55,402
Ultra Long U.S. Treasury Bond	(8)	12/19/17	1,318	27,135
5-Year U.S. Treasury Note	(17)	12/29/17	1,992	21,694

				$143,044

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$143,044	$—	$143,044

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(241,121)	$—	$(241,121)

Net Change in Unrealized Appreciation (Depreciation) from:
Futures contracts	$—	$—	$—	$—	$264,627	$—	$264,627

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,558,496

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Strategic Municipal Trust (BSD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$172,486,108	$—	$172,486,108
Short-Term Securities	48,931	—	—	48,931

	$48,931	$172,486,108	$—	$172,535,039

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$143,044	$—	$—	$143,044

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(26,276,004)	$—	$(26,276,004)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(69,176,004)	$—	$(69,176,004)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

48	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2017 (Unaudited)

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

ASSETS
Investments at value — unaffiliated(a)	$424,060,105	$274,425,088	$302,515,033	$1,043,704,092	$172,486,108
Investments at value — affiliated(b)	4,464,316	192,659	17,567,908	12,111,029	48,931
Cash pledged for futures contracts	368,050	181,600	—	721,800	112,600
Receivables:
Interest — unaffiliated	5,062,555	4,001,129	4,216,317	15,721,607	2,529,106
Investments sold	172,123	3,800,611	—	29,915	2,095,352
Variation margin on futures contracts	6,148	3,977	—	18,250	2,679
Dividends — affiliated	3,375	193	1,397	7,918	218
Prepaid expenses	16,886	8,261	10,605	19,359	16,351

Total assets	434,153,558	282,613,518	324,311,260	1,072,333,970	177,291,345

ACCRUED LIABILITIES
Bank overdraft	205,096	109,148	450	441,144	69,886
Payables:
Income dividends	1,065,523	731,512	799,347	2,914,037	475,022
Investments purchased	169,693	3,718,008	—	—	1,853,307
Investment advisory fees	128,257	143,450	137,270	522,273	88,897
Interest expense and fees	96,169	75,155	19,169	445,172	71,195
Other accrued expenses	94,874	62,305	85,244	164,546	56,906
Officer’s and Trustees’ fees	67,062	21,596	49,543	260,564	16,019
Administration fees	55,152	—	—	—	—
Variation margin on futures contracts	12,437	6,407	—	24,219	3,781

Total accrued liabilities	1,894,263	4,867,581	1,091,023	4,771,955	2,635,013

OTHER LIABILITIES
TOB Trust Certificates	33,581,954	33,725,867	3,750,000	148,957,867	26,276,004
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,574,023	—	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	159,481,954	109,299,890	3,750,000	419,757,867	69,176,004

Total liabilities	161,376,217	114,167,471	4,841,023	424,529,822	71,811,017

AMPS AT REDEMPTION VALUE
$25,000 per share liquidation preference, plus unpaid dividends(c)(d)(e)	—	—	4,200,941	—	—

NET ASSETS	$272,777,341	$168,446,047	$315,269,296	$647,804,148	$105,480,328

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$238,730,443	$162,048,547	$295,614,576	$593,343,554	$99,601,484
Undistributed net investment income	850,140	1,362,784	9,036,457	5,218,070	619,938
Undistributed net realized gain (accumulated net realized loss)	890,040	(11,925,046)	(1,424,636)	(19,661,735)	(7,403,500)
Net unrealized appreciation (depreciation)	32,306,718	16,959,762	12,042,899	68,904,259	12,662,406

NET ASSETS	$272,777,341	$168,446,047	$315,269,296	$647,804,148	$105,480,328

Net asset value, offering and redemption price per share	$15.87	$12.55	$15.58	$14.45	$14.43

(a) Investments at cost — unaffiliated	$392,161,911	$257,671,828	$290,472,186	$975,721,839	$159,966,746
(b) Investments at cost — affiliated	$4,464,308	$192,659	$17,567,856	$12,110,296	$48,931
(c) Preferred Shares outstanding	1,259	760	168	2,708	429
(d) Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	5,862	Unlimited	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	17,185,859	13,422,247	20,236,628	44,831,340	7,308,025
(g) Common Shares authorized	199,994,138	Unlimited	Unlimited	Unlimited	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

INVESTMENT INCOME
Interest — unaffiliated	$9,019,262	$6,303,122	$5,582,064	$23,520,247	$3,932,956
Dividends — affiliated	20,967	2,419	9,948	43,182	1,232

Total investment income	9,040,229	6,305,541	5,592,012	23,563,429	3,934,188

EXPENSES
Investment advisory	757,683	847,092	825,047	3,224,806	525,068
Administration	324,721	—	—	—	—
Professional	35,696	29,805	37,709	66,404	28,814
Accounting services	30,211	10,101	27,755	37,764	16,335
Officer and Trustees	17,788	9,968	19,357	47,390	6,512
Transfer agent	15,787	11,005	26,679	23,168	8,500
Custodian	9,965	7,333	8,118	19,914	4,420
Registration	4,808	4,780	4,780	8,927	4,783
Printing	3,904	3,114	4,216	6,775	2,617
Commissions for Preferred Shares	—	3,831	5,920	—	—
Liquidity fees	—	3,903	—	—	—
Rating agency	20,230	13,404	6,865	20,282	19,372
Miscellaneous	17,731	12,468	13,899	26,347	12,045

Total expenses excluding interest expense, fees and amortization of offering costs	1,238,524	956,804	980,345	3,481,777	628,466
Interest expense, fees and amortization of offering costs(a)	1,405,917	884,314	31,082	3,609,022	587,029

Total expenses	2,644,441	1,841,118	1,011,427	7,090,799	1,215,495
Less fees waived by the Manager	(3,026)	(331)	(1,386)	(92,622)	(176)

Total expenses after fees waived	2,641,415	1,840,787	1,010,041	6,998,177	1,215,319

Net investment income	6,398,814	4,464,754	4,581,971	16,565,252	2,718,869

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	408,640	1,103,636	(1,406,944)	116,145	266,308
Investments — affiliated	2,364	546	1,079	2,043	132
Futures contracts	(788,950)	(501,281)	—	(1,252,852)	(241,121)

	(377,946)	602,901	(1,405,865)	(1,134,664)	25,319

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,792,157	2,567,792	1,409,467	9,972,962	1,470,539
Investments — affiliated	8	—	52	215	—
Futures contracts	806,691	454,270	—	1,617,573	264,627

	8,598,856	3,022,062	1,409,519	11,590,750	1,735,166

Net realized and unrealized gain	8,220,910	3,624,963	3,654	10,456,086	1,760,485

DIVIDENDS AND DISTRIBUTIONS TO AMPS SHAREHOLDERS FROM
Net investment income	—	—	(65,164)	—	—

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$14,619,724	$8,089,717	$4,520,461	$27,021,338	$4,479,354

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

50	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$6,398,814	$13,575,089	$4,464,754	$9,024,374
Net realized gain (loss)	(377,946)	6,651,060	602,901	(458,237)
Net change in unrealized appreciation (depreciation)	8,598,856	(25,898,336)	3,022,062	(8,045,449)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	14,619,724	(5,672,187)	8,089,717	520,688

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(6,393,139)	(14,536,949)	(4,389,075)	(8,825,127)
From net realized gain	—	(4,468,632)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(6,393,139)	(19,005,581)	(4,389,075)	(8,825,127)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	225,984	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	8,226,585	(24,451,784)	3,700,642	(8,304,439)
Beginning of period	264,550,756	289,002,540	164,745,405	173,049,844

End of period	$272,777,341	$264,550,756	$168,446,047	$164,745,405

Undistributed net investment income, end of period	$850,140	$844,465	$1,362,784	$1,287,105

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets  (continued)

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$4,581,971	$11,035,514	$16,565,252	$36,097,100
Net realized gain (loss)	(1,405,865)	120,430	(1,134,664)	(1,289,865)
Net change in unrealized appreciation (depreciation)	1,409,519	(13,305,853)	11,590,750	(40,236,848)
Distributions to AMPS/VRDP/VMTP Shareholders from net investment income:			—	—
Net investment income	(65,164)	(255,962)	—	—
Net realized gain	—	(1,310)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	4,520,461	(2,407,181)	27,021,338	(5,429,613)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,010,589)	(10,879,211)	(17,480,841)	(37,855,232)
From net realized gain	—	(195,668)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(5,010,589)	(11,074,879)	(17,480,841)	(37,855,232)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	216,622	829,791

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(490,128)	(13,482,060)	9,757,119	(42,455,054)
Beginning of period	315,759,424	329,241,484	638,047,029	680,502,083

End of period	$315,269,296	$315,759,424	$647,804,148	$638,047,029

Undistributed net investment income, end of period	$9,036,457	$9,530,239	$5,218,070	$6,133,659

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Strategic Municipal Trust (BSD)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$2,718,869	$5,672,293
Net realized gain (loss)	25,319	(100,446)
Net change in unrealized appreciation (depreciation)	1,735,166	(5,888,556)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	4,479,354	(316,709)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(2,849,772)	(5,742,708)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	23,478	22,963

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	1,653,060	(6,036,454)
Beginning of period	103,827,268	109,863,722

End of period	$105,480,328	$103,827,268

Undistributed net investment income, end of period	$619,938	$750,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Cash Flows

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$14,619,724	$8,089,717	$27,021,338	$4,479,354
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	64,326,481	62,555,800	32,841,618	30,544,887
Purchases of long-term investments	(68,499,380)	(66,014,378)	(30,347,997)	(32,250,856)
Net proceeds from sales (purchases) of short-term securities	1,775,261	1,393,748	(6,730,204)	463,879
Amortization of premium and accretion of discount on investments and other fees	(620,049)	249,409	1,086,260	36,180
Net realized gain on investments	(411,004)	(1,104,182)	(118,188)	(266,440)
Net unrealized gain on investments	(7,792,165)	(2,567,792)	(9,973,177)	(1,470,539)
(Increase) decrease in assets:
Cash pledged for futures contracts	474,000	308,000	772,000	130,000
Receivables:
Interest — unaffiliated	(214,024)	(132,910)	358,657	(86,252)
Dividends — affiliated	(1,719)	614	(4,436)	102
Variation margin on futures contracts	(6,148)	(3,977)	(18,250)	(2,679)
Prepaid expenses	(811)	3,267	10,353	(4,511)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	7,114	7,977	137	3,930
Interest expense and fees	16,166	14,414	65,594	14,430
Administration fees	3,154	—	—	—
Officer’s and Trustees’ fees	3,365	1,032	12,968	908
Variation margin on futures contracts	(36,047)	(22,171)	(61,748)	(10,156)
Other accrued expenses	(58,272)	(37,975)	(66,213)	(50,496)

Net cash provided by operating activities	3,585,646	2,740,593	14,848,712	1,531,741

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	2,798,939	1,843,632	4,646,139	1,661,532
Repayments of TOB Trust Certificates	—	(129,987)	(2,250,000)	(370,000)
Proceeds from Loan for TOB Trust Certificates	—	129,987	—	—
Repayments of Loan for TOB Trust Certificates	—	(211,185)	—	—
Cash dividends paid to Common Shareholders	(6,393,139)	(4,389,075)	(17,263,250)	(2,826,188)
Increase in bank overdraft	8,554	8,370	18,399	2,915
Amortization of deferred offering costs	—	7,665	—	—

Net cash used for financing activities	(3,585,646)	(2,740,593)	(14,848,712)	(1,531,741)

CASH
Net increase in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,389,751	$862,235	$3,543,428	$572,599

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	$216,622	$23,478

See notes to financial statements.

54	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.39		$16.83	$16.09	$15.34	$16.35	$15.39

Net investment income(a)	0.37		0.79	0.88	0.90	0.94	0.94
Net realized and unrealized gain (loss)	0.48		(1.12)	0.77	0.80	(0.99)	1.00

Net increase (decrease) from investment operations	0.85		(0.33)	1.65	1.70	(0.05)	1.94

Distributions to Common Shareholders:(b)
From net investment income	(0.37)		(0.85)	(0.91)	(0.95)	(0.96)	(0.98)
From net realized gain	—		(0.26)	—	—	—	—

Total distributions	(0.37)		(1.11)	(0.91)	(0.95)	(0.96)	(0.98)

Net asset value, end of period	$15.87		$15.39	$16.83	$16.09	$15.34	$16.35

Market price, end of period	$14.61		$14.59	$16.94	$15.60	$14.86	$16.11

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.69	%(d)	(1.84)%	10.92%	11.43%	0.41%	12.89%

Based on market price	2.63	%(d)	(7.55)%	15.15%	11.52%	(1.28)%	8.69%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.93	%(e)	1.84%	1.46%	1.46%	1.55%	1.48%

Total expenses after fees waived and paid indirectly	1.93	%(e)	1.84%	1.46%	1.45%	1.55%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.90	%(e)	0.90%	0.89%	0.90%	0.92%	0.87%

Net investment income to Common Shareholders	4.67	%(e)	4.87%	5.48%	5.61%	6.45%	5.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$272,777		$264,551	$289,003	$276,308	$263,298	$280,514

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$316,662		$310,128	$329,549	$319,467	$309,133	$322,807

Borrowings outstanding, end of period (000)	$33,582		$30,783	$31,286	$28,685	$23,585	$27,198

Portfolio turnover rate	15%		36%	28%	37%	29%	33%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.27		$12.89	$12.51	$12.02	$12.85	$12.19

Net investment income(a)	0.33		0.67	0.68	0.69	0.71	0.74
Net realized and unrealized gain (loss)	0.28		(0.63)	0.40	0.52	(0.80)	0.68

Net increase (decrease) from investment operations	0.61		0.04	1.08	1.21	(0.09)	1.42

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.66)	(0.70)	(0.72)	(0.74)	(0.76)

Net asset value, end of period	$12.55		$12.27	$12.89	$12.51	$12.02	$12.85

Market price, end of period	$11.94		$11.66	$12.28	$11.41	$11.29	$12.50

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.08	%(d)	0.53%	9.51%	10.86%	0.28%	11.95%

Based on market price	5.20	%(d)	0.28%	14.39%	7.65%	(3.17)%	8.19%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17	%(e)	2.00%	1.59%	1.47%	1.52%	1.55%

Total expenses after fees waived and paid indirectly	2.17	%(e)	2.00%	1.59%	1.47%	1.44%	1.37%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.13	%(e)	1.13%	1.11%	1.11%	1.03%	0.92%

Net investment income to Common Shareholders	5.27	%(e)	5.32%	5.45%	5.52%	6.19%	5.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$168,446		$164,745	$173,050	$167,933	$161,269	$172,428

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$76,000	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$321,640		$316,770	$327,697	$—	$—	$—

Borrowings outstanding, end of period (000)	$33,726		$32,093	$25,970	$84,867	$89,036	$101,513

Portfolio turnover rate	24%		43%	29%	8%	27%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Municipal 2020 Term Trust (BKK)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$15.60		$16.27		$16.30		$16.22		$16.85	$16.36

Net investment income(a)	0.23		0.55		0.57		0.61		0.74	0.90
Net realized and unrealized gain (loss)	—		(0.66)		(0.03)		0.14		(0.55)	0.52
Distributions to Preferred Shareholders from:
Net investment income	0.00	(b)	(0.01)		(0.01)		(0.00	)(c)	(0.01)	(0.02)
Net realized gain	(0.00	)(c)	(0.00	)(c)	—		—		—	—

Net increase (decrease) from investment operations	0.23		(0.12)		0.53		0.75		0.18	1.40

Distributions to Common Shareholders:(d)
From net investment income	(0.25)		(0.54)		(0.56)		(0.67)		(0.81)	(0.91)
From net realized gain	—		(0.01)		(0.00	)(c)	—		—

Total distributions	(0.25)		(0.55)		(0.56)		(0.67)		(0.81)	(0.91)

Net asset value, end of period	$15.58		$15.60		$16.27		$16.30		$16.22	$16.85

Market price, end of period	$15.34		$15.73		$16.14		$16.25		$16.61	$16.64

Total Return Applicable to Common Shareholders(e)
Based on net asset value	1.46	%(f)	(0.78)%		3.39%		4.67%		1.17%	8.72%

Based on market price	(0.93	)%(f)	0.85%		2.87%		1.90%		4.91%	9.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(g)	0.63	%(h)	0.67%		0.69%		0.72%		0.84%	0.94%

Total expenses after fees waived and paid indirectly(g)	0.63	%(h)	0.67%		0.69%		0.72%		0.84%	0.94%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)(i)(j)	0.61	%(h)	0.65%		0.68%		0.71%		0.84%	0.93%

Net investment income(g)	2.88	%(h)	3.43%		3.54%		3.75%		4.61%	5.38%

Distributions to Preferred Shareholders	0.04	%(h)	0.08%		0.03%		0.02%		0.05%	0.13%

Net investment income to Common Shareholders	2.83	%(h)	3.35%		3.51%		3.73%		4.56%	5.25%

Supplemental Data
Net assets, end of period (000)	$315,269		$315,759		$329,241		$329,810		$328,163	$340,990

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$4,201		$11,328		$34,578		$53,700		$67,950	$161,250

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$1,901,156		$721,856		$263,065		$178,543		$145,738	$77,867

Borrowings outstanding, end of period (000)	$3,750		$3,750		$3,750		$3,750		$3,750	$3,750

Portfolio turnover rate	0	%(k)	8%		4%		11%		8%	14%

(a)	Based on average Common Shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Aggregate total return.
(g)	Does not reflect the effect of dividends to AMPS Shareholders.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Six Months Ended 10/31/17 (Unaudited)	Year Ended April 30,
	2017	2016	2015	2014	2013
0.61%	0.64%	0.66%	0.69%	0.79%	0.85%

(k)	Amount is less than 0.50%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Municipal Income Trust (BFK)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.24		$15.20	$14.91	$14.27	$15.40	$14.53

Net investment income(a)	0.37		0.81	0.87	0.88	0.93	0.93
Net realized and unrealized gain (loss)	0.23		(0.92)	0.32	0.67	(1.15)	0.90

Net increase (decrease) from investment operations	0.60		(0.11)	1.19	1.55	(0.22)	1.83

Distributions to Common Shareholders from net investment income(b)	(0.39)		(0.85)	(0.90)	(0.91)	(0.91)	(0.96)

Net asset value, end of period	$14.45		$14.24	$15.20	$14.91	$14.27	$15.40

Market price, end of period	$14.07		$14.00	$15.44	$14.32	$13.57	$15.40

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.27	%(d)	(0.78)%	8.57%	11.43%	(0.72)%	12.84%

Based on market price	3.27	%(d)	(3.96)%	14.76%	12.54%	(5.59)%	10.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17	%(e)	1.99%	1.61%	1.60%	1.71%	1.71%

Total expenses after fees waived and paid indirectly	2.14	%(e)	1.98%	1.61%	1.60%	1.71%	1.71%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.04	%(e)	1.06%	1.03%	1.04%	1.07%	1.05%

Net investment income to Common Shareholders	5.07	%(e)	5.45%	5.85%	5.91%	6.81%	6.13%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$647,804		$638,047	$680,502	$667,063	$638,577	$688,707

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$339,219		$335,616	$351,293	$346,330	$335,811	$354,323

Borrowings outstanding, end of period (000)	$148,958		$146,562	$128,554	$122,688	$126,073	$170,263

Portfolio turnover rate	3%		13%	7%	10%	20%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

58	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Trust (BSD)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.21		$15.04	$14.76	$14.11	$15.28	$14.43

Net investment income(a)	0.37		0.78	0.82	0.83	0.86	0.85
Net realized and unrealized gain (loss)	0.24		(0.82)	0.31	0.70	(1.14)	0.89

Net increase (decrease) from investment operations	0.61		(0.04)	1.13	1.53	(0.28)	1.74

Distributions to Common Shareholders from net investment income(b)	(0.39)		(0.79)	(0.85)	(0.88)	(0.89)	(0.89)

Net asset value, end of period	$14.43		$14.21	$15.04	$14.76	$14.11	$15.28

Market price, end of period	$13.82		$13.67	$15.02	$14.00	$13.26	$14.97

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.38	%(d)	(0.19)%	8.32%	11.50%	(0.94)%	12.29%

Based on market price	3.91	%(d)	(3.85)%	14.05%	12.54%	(4.99)%	10.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.29	%(e)	2.08%	1.72%	1.72%	1.87%	1.84%

Total expenses after fees waived and paid indirectly	2.29	%(e)	2.08%	1.72%	1.72%	1.87%	1.84%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.18	%(e)	1.15%	1.15%	1.16%	1.21%	1.17%

Net investment income to Common Shareholders	5.11	%(e)	5.28%	5.61%	5.67%	6.40%	5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$105,480		$103,827	$109,864	$107,849	$103,069	$111,603

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$345,875		$342,022	$356,093	$351,395	$340,253	$360,148

Borrowings outstanding, end of period (000)	$26,276		$24,984	$20,839	$19,309	$20,939	$27,375

Portfolio turnover rate	18%		45%	11%	10%	22%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Notes to Financial Statements  (Unaudited)

1.	ORGANIZATION:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

60	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provides the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$58,964,962	$33,581,954	0.94% - 1.10%	$31,633,772	1.52%
BTA	57,396,139	33,725,867	0.93% - 1.58%	32,259,167	1.47
BKK	5,177,875	3,750,000	1.10%	3,750,000	1.64
BFK	250,503,279	148,957,867	0.93% - 1.15%	147,557,792	1.49
BSD	45,597,815	26,276,004	0.93% - 1.15%	25,274,321	1.50

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

62	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at October 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at October 31, 2017.

For the six months ended October 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BTA	$—	—%	$20,565	0.80%

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for BTA, pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BKK	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.50%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating this fee, “net assets” mean the total assets of the BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s net asset value.

Administration Fees: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets.

Waivers: Effective July 1, 2017, the Manager voluntarily agreed to waive a portion of the investment advisory fees as a percentage of its average daily net assets for BFK at an annual rate of 0.024%. The Trust waived $86,397, which is included in fees waived by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2017, the amounts waived were as follows:

	BKN	BTA	BKK	BFK	BSD
Amounts waived	$3,026	$331	$1,386	$6,225	$176

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Officers and Trustees: Certain officers and/or Trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7.	PURCHASES AND SALES:

For the six months ended October 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	68,667,499	65,731,192	711,345	30,344,487	31,365,135
Sales	64,398,604	65,619,065	28,288,447	32,871,533	32,378,143

8.	INCOME TAX INFORMATION:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of October 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BTA	BFK	BSD
No expiration date(a)	$6,315,009	$13,061,460	$1,773,330
2018	4,821,726	2,455,638	2,381,683
2019	951,237	—	2,978,126

	$12,087,972	$15,517,098	$7,133,139

(a)	Must be utilized prior to losses subject to expiration.

As of October 31, 2017, gross unrealized appreciation and depreciation for investments and for derivatives based on cost for U.S. federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax cost	$363,346,146	$224,290,467	$304,083,473	$840,673,422	$133,873,928

Gross unrealized appreciation	$34,660,030	$18,027,908	$13,029,082	$76,744,677	$13,446,690
Gross unrealized depreciation	(2,655,193)	(1,219,994)	(779,614)	(9,639,572)	(918,539)

Net unrealized appreciation	$32,004,837	$16,807,914	$12,249,468	$67,105,105	$12,528,151

9.	PRINCIPAL RISKS:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

64	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BKK will achieve its investment objective and BKK may return less than $15.00 per share. As the BKK approaches its scheduled termination date, it is expected that the maturity of BKK’s portfolio securities will shorten, which is likely to reduce the BKK’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject BTA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, BTA’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS:

BTA, BKK, BFK, and BSD are authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

COMMON SHARES

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BKN	BFK	BSD
Six Months Ended October 31, 2017	—	14,913	1,618
Year Ended April 30, 2017	13,193	54,813	1,503

For the six months ended October 31, 2017 and year ended April 30, 2017, shares issued and outstanding remained constant for BTA and BKK.

As of October 31, 2017, BlackRock Holdco 2, Inc., an affiliate of the Trusts owned 8,028 shares of BKK.

PREFERRED SHARES

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of BTA were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BTA entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BTA and the liquidity provider is for a three-year term and is scheduled to expire on October 29, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

66	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BTA may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. Upon issuance and as of period end, the VRDP Shares were assigned a long-term rating of AAA from Fitch.

For the six months ended October 31, 2017, the annualized dividend rate for the VRDP Shares was 1.67%.

Special Rate Period: On October 29, 2015, BTA commenced an approximate three-year term scheduled to expire on October 24, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of BTA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to October 24, 2018, the holder of the VRDP Shares and BTA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by BTA on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BTA will be required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BTA will pay a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. BTA will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the BTA redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended October 31, 2017, VRDP Shares issued and outstanding of BTA remained constant.

VMTP SHARES

BKN, BFK and BSD (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BKN	12/16/11	1,259	$125,900,000	01/02/19
BFK	12/16/11	2,708	270,800,000	01/02/19
BSD	12/16/11	429	42,900,000	01/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for BKN, BFK and BSD were extended until January 2, 2019. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2017, the annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	1.84%	1.84%	1.84%

For the six months ended October 31, 2017, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to comply with applicable asset coverage requirements or for such other reasons as the Board may determine.

As of period end, the AMPS outstanding of BKK were as follows:

	Series	AMPS	Effective Yield	Rate Frequency Days	Moody’s Rating
BKK	F-7	56	0.48%	7	Aa1
	M-7	56	0.47	7	Aa1
	W-7	56	0.47	7	Aa1

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven, based on the results of an auction. If the AMPS failed to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK for the period were as follows:

	Series	Low	High	Average
BKK	F-7	1.26%	1.59%	1.39%
	M-7	1.25	1.61	1.40
	W-7	1.25	1.61	1.40

Since February 13, 2008, the AMPS of the BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 1.25% to 1.61% for the six months ended October 31, 2017. A failed auction is not an event of default for the BKK but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

68	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the six months ended October 31, 2017, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	06/05/17	36	$900,000
	M-7	06/06/17	36	900,000
	W-7	06/08/17	36	900,000
	F-7	08/21/17	59	1,475,000
	M-7	08/22/17	59	1,475,000
	W-7	08/17/17	59	1,475,000

During the year ended April 30, 2017, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	10/31/16	94	$2,350,000
	M-7	11/01/16	94	2,350,000
	W-7	10/27/16	94	2,350,000
	F-7	01/09/17	80	2,000,000
	M-7	01/10/17	80	2,000,000
	W-7	01/05/17	80	2,000,000
	F-7	02/21/17	136	3,400,000
	M-7	02/21/17	136	3,400,000
	W-7	02/23/17	136	3,400,000

11.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BKN	$0.0620	$0.0620	VMTP	W-7	$200,233
BTA	0.0545	0.0545	VRDP	W-7	110,252
BKK	0.0395	0.0395	AMPS	M-7	1,584
	—	—	AMPS	W-7	1,699
	—	—	AMPS	F-7	1,759
BFK	0.0650	0.0650	VMTP	W-7	430,683
BSD	0.0650	0.0650	VMTP	W-7	68,229

(a)	Net investment income dividend paid on December 1, 2017 to Common Shareholders of record on November 15, 2017.
(b)	Net investment income dividend declared on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(c)	Dividends declared for period November 1, 2017 to November 30, 2017.

	Common Distribution Per Share
	Declared (a)	Declared (b)
BKN	$0.000657	$0.153901
BTA	0.000811	—
BKK	—	0.002933
BFK	0.000622	—
BSD	0.001900	—

(a)	Net investment income special dividend declared amounts per share on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(b)	Special long-term capital gain distribution declared amounts per share on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.

On November 8, 2017, BKK announced the redemption of all its issued and outstanding AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	12/04/17	56	$1,400,000
	M-7	11/28/17	56	1,400,000
	W-7	11/30/17	56	1,400,000

NOTES TO FINANCIAL STATEMENTS	69

Disclosure of Investment Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”) and the BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA, BKK and BFK, each, a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of such Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Trusts by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to their peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trusts for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trusts’ adherence to their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions ; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trusts; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of BKN, BKK, BFK, and BSD considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of BKN, BFK, and BSD has redeemed all of its outstanding AMPS, and BKK has redeemed 97.6% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Trust as compared with a peer group of funds as determined by Broadridge,(a) and, with respect to BKN, BTA, BFK, and BSD, a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Trust to BlackRock.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

70	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared the Trusts’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain administrative, shareholder, and other services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trusts’ performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in its applicable Broadridge category and, with respect to BKN, BTA, BFK, and BSD, the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BKN noted that for the one-, three- and five-year periods reported, BKN ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board and BlackRock reviewed BKN’s underperformance during the one-year period.

The Board of BTA noted that for the one-, three- and five-year periods reported, BTA ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of BSD noted that for the one-, three- and five-year periods reported, BSD ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of BFK noted that for each of the one-, three- and five-year periods reported, BFK ranked in the first quartile against its Customized Peer Group Composite.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	71

Disclosure of Investment Advisory Agreement  (continued)

BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each of BKN, BTA, BSD, and BFK. The Composite measures a blend of total return and yield.

The Board of BKK noted that for each of the one-, three- and five-year periods reported, BKK ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for the BKK. The Composite measures a blend of total return and yield. The Board noted that BKK has a targeted maturity, and as such, has managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at an individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Trusts, to the Trusts. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BKN noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BTA noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers.

The Board of BSD noted that BSD’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

BSD was identified by the Board as having a high total expense ratio relative to its Expense Peers. BlackRock noted that relative to the Expense Peers, BSD uses a high degree of leverage, which affects the total expense ratio.

The Board of BFK noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Expense Peers.

BFK was identified by the Board as having a high total expense ratio relative to its Expense Peers. BlackRock noted that relative to the Expense Peers, BFK uses a high degree of leverage, which affects the total expense ratio. After discussion between the Board of BFK, including the Independent Board Members, and BlackRock, the Board of BFK and BlackRock agreed to a voluntary advisory fee waiver. This waiver was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

The Board of BKK noted that BKK’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the

72	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Trust and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	73

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris will retire as Director of the Trusts.

Investment Adviser	AMPS Auction Agent
BlackRock Advisors, LLC	The Bank of New York Mellon
Wilmington, DE 19809	New York, NY 10286

Custodian and Accounting Agent	VRDP Liquidity Provider
State Street Bank and Trust Company	Bank of America, N.A.
Boston, MA 02111	New York, NY 10036

Transfer Agent	VRDP Remarketing Agent
Computershare Trust Company, N.A.	BofAML Securities, Inc.
Canton, MA 02021	New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

74	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BKN	15,389,937	372,953	15,376,320	386,570	1,259	0
BTA	12,051,604	431,098	12,095,671	387,031	760	0
BKK	18,984,683	290,217	18,785,156	489,744	404	15
BFK	40,160,906	1,111,657	39,834,373	1,438,190	2,708	0
BSD	6,494,926	279,244	6,505,356	268,814	429	0

					John M. Perlowski
					Votes For	Votes Withheld
BKN					15,365,917	396,973
BTA					12,115,728	366,974
BKK					18,939,642	335,258
BFK					40,222,620	1,049,943
BSD					6,506,521	267,649

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick, and Karen P. Robards.

(a)	Voted on by holders of preferred shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

ADDITIONAL INFORMATION	75

Additional Information  (continued)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

76	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes

GLOSSARY OF TERMS USED IN THIS REPORT	77

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

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Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) –    Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date:	January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date:	January 5, 2018

3